American Century Investment Trust Prospectus Supplement Short Duration Fund
Supplement dated August 22, 2019 ■ Prospectus dated August 1, 2019

The following replaces the last sentence of the second paragraph under What are the fund's principal investment strategies? on page 7 of the prospectus:

The fund may not invest more than 35% of its assets in high-yield securities.

©2019 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-95514 1908